UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2012
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma  74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

ITEM 5.02(e)	COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 7, 2012, the stockholders of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”) approved the addition of 950,000 common shares to the Company’s Second Amended and Restated Long-Term Incentive Plan and Director Equity Plan (the “Plan”) pursuant to the Fourth Amendment to the Plan (the “Amendment”).  In addition, the stockholders approved extending the term of the Plan so that awards may be granted through June 30, 2018.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.260 and is incorporated herein by reference.

ITEM 5.03(a)	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On June 6, 2012, the Board of Directors (the “Board”) of the Company adopted the Fifth Amended and Restated Bylaws (the “Bylaws”). The following are the principal changes made in the Bylaws:

(1)
Amended the advance notice periods for stockholder proposals and nominations for annual meetings of stockholders so that they are determined by reference to the one-year anniversary of the date of the prior year’s annual meeting and made comparable amendments to the advance notice periods for special meetings of stockholders.

(2)	Amended the information required to be provided by stockholder proponents.

The foregoing description of the Bylaws is qualified in its entirety by reference to the Bylaws attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 7, 2012, the Company, held its Annual Meeting of Stockholders in Tulsa, Oklahoma.  The following matters were submitted to a vote of stockholders and voting results were as follows:

(1)
Election of Directors: The six director nominees named in the Company’s proxy statement were elected for a one-year term expiring in 2013 or until their successors are duly elected and qualified, by the following vote:

Director Nominee	Votes For	Votes Against	Broker Non-Votes
Thomas P. Capo	21,048,833	3,659,260	1,235,221
Maryann N. Keller	21,048,797	3,659,296	1,235,221
Hon. Edward C. Lumley	19,866,530	4,841,563	1,235,221
Richard W. Neu	19,682,484	5,025,609	1,235,221
John C. Pope	19,885,548	4,822,545	1,235,221
Scott L. Thompson	20,955,772	3,752,321	1,235,221

(2)	Appointment of Independent Registered Public Accounting Firm: Ernst & Young LLP was ratified as the auditors of the Company’s financial statements for fiscal year 2012 by the following vote:

Votes For	Votes Against	Abstain
25,893,149	3,094	47,071

(3)
Advisory Vote to Approve Compensation of Named Executive Officers: The Company’s stockholders approved, on a non-binding advisory basis, the 2011 compensation of the Company’s named executive officers, as described in the Company’s 2012 proxy statement, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,194,848	293,317	219,928	1,235,221

(4)
Amendments to Second Amended and Restated Long-Term Incentive Plan and Director Equity Plan: The amendments consisting of (1) the addition of 950,000 shares and (2) to extend the term of the Plan to June 30, 2018 were approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
24,016,840	640,633	50,620	1,235,221

(5)
Amendment to the Certificate of Incorporation to Increase the Authorized Common Share Capital:  The Company’s stockholders approved increasing the common share capital of the Company to 200 million shares from 50 million shares by the following vote:

Votes For	Votes Against	Abstain
19,229,267	6,656,788	57,259

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

3.2	Fifth Amended and Restated By-Laws of Dollar Thrifty Automotive Group, Inc., adopted effective as of June 6, 2012

10.260	Fourth Amendment to Second Amended and Restated Long-Term Incentive Plan and Director Equity Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

June 8, 2012	By:	/s/ H. CLIFFORD BUSTER III
H. Clifford Buster III
Senior Executive Vice President, Chief Financial
Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                                      Description

3.2	Fifth Amended and Restated By-Laws of Dollar Thrifty Automotive Group, Inc., adopted effective as of June 6, 2012

10.260	Fourth Amendment to Second Amended and Restated Long-Term Incentive Plan and Director Equity Plan